EXHIBIT 99.1

Deal Name                           GECMC 2005-C4
Class                                     Class E
Rating (S/M)                               A / A2
Size                                45,223,000.00

Note: Loss Severity should be applied
against outstanding balance as of time of default, NOT original outstanding balance.


                 Loss Severity: 40%
          Recovery Delay: 12 months
             % Cum Loss Yield Break         8.51%
                  CDR - Yield Break         3.09%
    % Cum Loss 1st $ Principal Loss         8.51%
         CDR - 1st $ Principal Loss         3.09%

                 Loss Severity: 50%
          Recovery Delay: 12 months
             % Cum Loss Yield Break         8.53%
                  CDR - Yield Break         2.42%
    % Cum Loss 1st $ Principal Loss         8.53%
         CDR - 1st $ Principal Loss         2.42%

                 Loss Severity: 60%
          Recovery Delay: 12 months
             % Cum Loss Yield Break         8.51%
                  CDR - Yield Break         1.98%
    % Cum Loss 1st $ Principal Loss         8.51%
         CDR - 1st $ Principal Loss         1.98%

                 Loss Severity: 70%
          Recovery Delay: 12 months
             % Cum Loss Yield Break         8.51%
                  CDR - Yield Break         1.68%
    % Cum Loss 1st $ Principal Loss         8.51%
         CDR - 1st $ Principal Loss         1.68%

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or
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into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This
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securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

GECMC 2005-C4
Class A-SB
                                                   Dated Date          12/1/2005
Rating            AAA/AAA                          Settlement Date    12/14/2005
Balance    140,040,000.00                          1st Payment Date    1/10/2006
Coupon            5.2574%

               Scenario 1    Scenario 2    Scenario 3    Scenario 4   Scenario 5
               ----------    ----------    ----------    ----------   ----------
CDR              0.00%         1.00%         2.00%         3.00%         4.00%
Loss Severity    0.00%        35.00%        35.00%        35.00%        35.00%
Recovery Lag        0            18            18            18            18
Start mth           0            12            12            12            12

               Scenario 1    Scenario 2    Scenario 3    Scenario 4   Scenario 5
               ----------    ----------    ----------    ----------   ----------
100.50000        5.29%         5.28%         5.27%         5.27%         5.27%

WAL              7.42          6.79          6.53          6.48          6.45